                                                                   EXHIBIT 10.16

                          EXCLUSIVE LICENSE AGREEMENT




                                    between




                  THE REGENTS OF THE UNIVERSITY OF CALIFORNIA



                                      and



                                  NANOSYS INC.




                                      for




                                 [*** Redacted]

                              UC Case No. [*** Redacted]

                                                       U.C. AGREEMENT
                                                       CONTROL NUMBER
                                                       [*** Redacted]



*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                               TABLE OF CONTENTS

Article No.     Title                                                       Page

BACKGROUND...................................................................  2

1.  DEFINITIONS..............................................................  3

2.  LIFE OF PATENT EXCLUSIVE GRANT...........................................  5

3.  SUBLICENSES..............................................................  5

4.  PAYMENT TERMS............................................................  8

5.  LICENSE ISSUE FEE......................................................... 9

6.  EARNED ROYALTIES AND MINIMUM ANNUAL ROYALTIES............................  9

7.  DUE DILIGENCE............................................................ 11

8.  PROGRESS AND ROYALTY REPORTS............................................. 12

9.  BOOKS AND RECORDS........................................................ 14

10. LIFE OF THE AGREEMENT.................................................... 14

11. TERMINATION BY THE REGENTS............................................... 15

12. TERMINATION BY LICENSEE.................................................. 15

13. DISPOSITION OF LICENSED PRODUCT ON HAND UPON TERMINATION................. 15

14. USE OF NAMES AND TRADEMARKS.............................................. 16

15. LIMITED WARRANTY......................................................... 16

16. PATENT PROSECUTION AND MAINTENANCE....................................... 17

17. PATENT MARKING........................................................... 19

18. PATENT INFRINGEMENT...................................................... 19

19. INDEMNIFICATION.......................................................... 20

20. NOTICES.................................................................. 21

21. ASSIGNABILITY............................................................ 22

22. NO WAIVER................................................................ 23

23. FAILURE TO PERFORM....................................................... 23

24. GOVERNING LAWS........................................................... 23

25. PREFERENCE FOR U.S. INDUSTRY............................................. 23

26. GOVERNMENT APPROVAL OR REGISTRATION...................................... 23

27. EXPORT CONTROL LAWS...................................................... 23

28. SECRECY.................................................................. 24

29. MISCELLANEOUS............................................................ 25

                          EXCLUSIVE LICENSE AGREEMENT

                                      for

                                 [*** Redacted]

     This exclusive license agreement ("Agreement") is made effective May 31, 2002 ("Effective Date"), between The Regents of the University of California, a California corporation, having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200 ("The Regents"), and Nanosys, Inc, a Delaware corporation, having a principal place of business at 200 Boston Avenue, Suite 4700, Medford, MA 02155 ("Licensee").

                                   BACKGROUND

     A. Certain inventions, generally characterized as [*** Redacted] (collectively "Invention"), were made in the course of research at the University of California, Berkeley, the University of California, Santa Cruz, and the Lawrence Berkeley National Laboratory and are covered by Regents' Patent Rights as defined below.

     B. The development of the Invention was sponsored in part by the National Science Foundation and the Department of Energy and, as a consequence, this license is subject to overriding obligations to the United States ("U.S.") Federal Government under 35 U.S.C. Sections 200-212 and applicable regulations including a non-exclusive paid up license for or on behalf of the United States throughout the world.

     C. Licensee and The Regents have executed a Letter of Intent (UC Control No. [*** Redacted]) dated September 13, 2001.

     D. Licensee and The Regents have executed a Secrecy Agreement (UC Control No. [*** Redacted]) effective February 8, 2002.

     E. Licensee wishes to obtain rights from the Regents for the exclusive commercial development, use and sale of products from the Invention, and the Regents is willing to grant those

                                                       U.C. AGREEMENT
                                                       CONTROL NUMBER
                                                       [*** Redacted]


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

rights so that the Invention may be developed to its fullest and the benefits enjoyed by the general public.

     F. Licensee is a "small business firm" as defined in 15 U.S.C. Section 632.

     G. Both parties recognize and agree that royalties due under this Agreement on products and methods will be paid by Licensee on both pending patent applications and issued patents.


                                 -- oo 0 oo --


     In view of the foregoing, the parties agree:


1.   DEFINITIONS

     1.1 "Affiliate" means any corporation or other business entity in which Licensee owns or controls, directly or indirectly, at least fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors or in which Licensee is owned or controlled directly or indirectly by at least fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors; but in any country where the local law does not permit foreign equity participation of at least fifty percent (50%), then an "Affiliate" includes any company in which Licensee owns or controls, or is owned or controlled by, directly or indirectly, the maximum percentage of outstanding stock or voting rights permitted by local law.

     1.2 "Licensed Method" means any method, the use of which would constitute, but for the license granted to Licensee under this Agreement, an infringement of any Valid Claim within Regents' Patent Rights.

     1.3 "Licensed Product" means any material that is produced by the Licensed Method or that the sale of which would constitute, but for the license granted to Licensee under this Agreement, an infringement of any Valid Claim within Regents' Patent Rights.

     1.4 "Net Sales" means the [*** Redacted] received by Licensee or its Affiliates from the [*** Redacted]

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[*** Redacted]. For purposes of calculating Net Sales, any distribution or transfer between Licensee (or an Affiliate) and a sublicensee for end use by the recipient (which event is the last act of infringement of Regents' Patent Rights) will be considered a Final Sale at the price normally charged to independent, unaffiliated third parties.

     [*** Redacted]

     If the Licensed Product is a part or an optional component of a system, Licensee agrees that any discounting of price will be done uniformly and equally across the system so that the Licensed Product is not discounted any more than the system as a whole.

     1.5 "Regents' Patent Rights" means The Regents' interest in the following subject matter:

UC Case Number                U.S. Application Number            Filing Date
--------------                -----------------------            -----------
[*** Redacted]                      [*** Redacted]              [*** Redacted]
[*** Redacted]                      [*** Redacted]              [*** Redacted]
[*** Redacted]                      [*** Redacted]              [*** Redacted]
[*** Redacted]                      [*** Redacted]              [*** Redacted]

     and continuing applications thereof including divisions, continuations, continued prosecution applications, or substitutions, and continuation-in-part applications or patents of additions (to the extent claims of such continuations-in-part or patents of additions are supported by the parent application); any patents on said applications including reissues, reexaminations, registrations, renewals and extensions; any corresponding foreign applications or patents; and any other patents

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

and patent applications worldwide based upon and claiming any inventions described in the above patents and patent applications.

     1.6 "Valid Claim" shall mean either (i) a claim of an issued patent that has not expired or been held unenforceable or invalid by a final judgment or decision of a court or other government agency of competent jurisdiction from which no appeal has or can be taken, and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (ii) a claim of a pending patent application that is being prosecuted in good faith consistent with customary patent practice, which has not been abandoned or finally rejected without the possibility of appeal or refiling and has been pending for less than [*** Redacted] ([*** Redacted]) [*** Redacted] in the United States or [*** Redacted] ([*** Redacted]) [*** Redacted] in foreign countries after its earliest priority date.

2.   LIFE OF PATENT EXCLUSIVE GRANT

     2.1 Subject to the limitations set forth in this Agreement, The Regents grants to Licensee a world-wide license under Regents' Patent Rights to make, have made, use, sell, offer to sell and import Licensed Products and to practice Licensed Methods to the extent permitted by law, in each case for any and all fields of use.

     2.2 Except as otherwise provided in this Agreement, the license granted in Paragraph 2.1 is exclusive for the life of the Agreement.

     2.3 The license granted in Paragraphs 2.1 and 2.2 is subject to all the applicable provisions of any license to the U.S. Government executed by The Regents prior to the Effective Date and is subject to the overriding obligations to the U.S. Government under 35 U.S.C. Sections 200-212 and applicable governmental implementing regulations.

     2.4 The Regents reserves the right to use the Invention and technology of the Patent Rights for educational and non-commercial research purposes including publication of research results and sharing such research results, such Invention and technology with other educational and non-profit institutions for their use of similar scope.

3.   SUBLICENSES

     3.1 The Regents also grants to Licensee the right to issue sublicenses to third parties to make, have made, use, sell, offer to sell and import Licensed Product and to practice Licensed Method, and other sublicenses of or within the scope of the license granted under Article 2, as long as Licensee has current exclusive rights thereto under this Agreement. To the extent applicable,



*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

sublicenses must include all of the rights of and obligations due to The Regents and, if applicable, the U.S. Government contained in this Agreement.

     3.2 Licensee shall promptly provide The Regents with a copy of the relevant portion of each sublicense issued (which shall include but not be limited to information with an impact on financial terms or other requirements of this Agreement), collect and guarantee payment of all payments due The Regents from sublicensees and summarize and deliver all reports due The Regents from sublicensees. All such information shall be deemed the Confidential Information of Licensee pursuant to the terms of Article 28 (Secrecy).

     3.3 (a) If after [*** Redacted] ([*** Redacted]) [*** Redacted] from the Effective Date, The Regents becomes aware of any field of use that Licensee is not pursuing with respect to the Regents' Patent Rights, and a third party has an interest and a detailed plan for pursuing such field of use (which is not overlapping or competitive with any field pursued by Licensee for Regent's Patent Rights), The Regents may notify Licensee of such third party's interest (such third party, the "Potential Sublicensee", and such field, the "New Field").

     (b) In the event of a notice under Section 3.3(a), Licensee shall have a period of [*** Redacted] ([*** Redacted]) [*** Redacted] thereafter to notify The Regents (such notice, its "New Field Plans") if: (i) it or its sublicensees are then currently pursuing the New Field (or an overlapping or competitive field of use for Regent's Patent Rights); or (ii) it or its sublicensees are planning to pursue the New Field (or an overlapping or competitive field of use for Regent's Patent Rights) in the future; or (iii) it desires to directly sublicense such Potential Sublicensee. If Licensee notifies The Regents of case
(i) or (ii) above, Licensee or its sublicensee shall provide The Regents with its development plan therefor within [*** Redacted] ([*** Redacted]) [*** Redacted] thereafter. If Licensee notifies The Regents of case (iii) above, The Regents shall direct the Potential Sublicensee to negotiate in good faith with Licensee for a sublicense.

     (c) If (i) Licensee has not notified The Regents of its New Field Plans within the above [*** Redacted] ([*** Redacted]) [*** Redacted] period or Licensee has not provided The Regents with a development plan therefor within the above [*** Redacted] ([*** Redacted]) [*** Redacted] period, as required in
Section 3.3(b), or (ii) Licensee and the Potential Sublicensee are unable to reach a sublicense agreement, and the Potential Sublicensee has negotiated in good faith with Licensee, or (iii) Licensee fails to diligently proceed in good faith with the development, manufacture, and sale of Licensed Product in New Field according to the development plan of 3.3(b), as updated from time to time with the approval of The Regents, then The Regents may issue a non-exclusive sublicense to the Potential Sublicensee, limited to the New



*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Field; provided that Licensee does not notify The Regents that it owns or controls issued patent claims, which patent claims are valid and would dominate use of the Regents' Patent Rights in the New Field. Such sublicense to the Potential Sublicensee shall have royalty rate(s) (including with respect to sublicensing revenue) which are no more favorable than those set forth herein.

     3.4 Upon termination of this Agreement for any reason, all sublicenses of The Regents' Patent Rights not then currently in material breach, will be assigned to The Regents, at the request of the sublicensee; provided that the duties of The Regents under the assigned sublicenses will not be greater than the duties of The Regents under this Agreement, and the rights of The Regents under the assigned sublicenses will not be less than the rights of The Regents under this Agreement.

     3.5 Payment to The Regents for sublicenses of Regent's Patent Rights issued by Licensee to non-Affiliate third parties shall include payment of [*** Redacted]% of all fees, royalties and other revenues obtained by the Licensee from such sublicense, but excluding (a) income received by Licensee as payment or reimbursement for research, development or costs incurred by or for Licensee associated with materials, equipment or clinical testing or patent expenses (as reasonably allocated, and according to fair market value if readily available);
(b) amounts received for securities (equity or debt), or services, products, equipment (as reasonably allocated, and according to fair market value if readily available); (c) amounts in consideration for licenses or other rights under intellectual property other than Regents' Patent Rights, as reasonably allocated; (d) amounts in consideration for the sale of all or substantially all of the business or assets of Licensee, whether by merger, acquisition of stock or assets or otherwise; and (e) any governmental charges, including withholding or other taxes (but not income taxes), paid or payable by Licensee on amounts received in consideration for a sublicense under Regents' Patent Rights. In the event that such payment to Licensee for issuance of a sublicense includes a non-cash component, including but not limited to equipment and cross-licenses, the Regents shall be paid [*** Redacted]% of the value of the non-cash component (excluding deductions (a) to (e) above). Upon request, Licensee shall provide the Regents with its calculation of the above amounts, along with supporting documentary evidence.

     3.6 Implicit in the [*** Redacted]% figure of Paragraph 3.5 above is the assumption that Licensee will add significant value to Regents' Patent Rights through its own development efforts. In the event that Licensee issues a sublicense that does not include a contribution of Licensee's development or Licensee has not added significant value, payment to The Regents for that sublicense shall be [*** Redacted]% rather than [*** Redacted]%. Without limiting the generality of such language, Licensee shall be deemed to have



*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

contributed development or added significant value if Licensee sublicenses other patent rights or provides other substantive intellectual property or technology (e.g. manufacturing know-how, prototypes, breadboards, components or tools) in connection with sublicensing the Regents' Patent Rights, or Licensee has spent at least [*** Redacted] dollars ($[*** Redacted]) developing Licensed Products or Licensed Methods (within the meaning stated in Section 7.3), which development efforts are in or applicable to the field of use being sublicensed.

4.   PAYMENT TERMS

     4.1 Paragraphs 1.2, 1.3 and 1.5 define Licensed Method, Licensed Product and Regents' Patent Rights, so that royalties are payable on products and methods covered by Valid Claims of both pending patent applications and issued patents. Royalties will accrue in each country for the duration of Regents' Patent Rights in that country and are payable to The Regents in the next royalty report after payment for the Licensed Product is received by Licensee or Affiliate.

     4.2 Licensee shall pay to The Regents earned royalties quarterly on or before [*** Redacted] of each calendar year. Each payment will be for earned royalties accrued within Licensee's most recently completed [*** Redacted].

     4.3 All monies due The Regents are payable in U.S. dollars. Licensee is responsible for all bank transfer charges. When Licensed Product is sold for monies other than U.S. dollars, Licensee shall first determine the earned royalty in the currency of the country in which Licensed Product was sold and then convert the amount into equivalent U.S. funds, using the exchange rate quoted in The Wall Street Journal on the last business day of the reporting period.

     4.4 Royalties earned on sales occurring in any country outside the U.S. may not be reduced by any taxes, fees or other charges imposed by the government of such country on the payment of royalty income. Notwithstanding the foregoing, all payments made by Licensee in fulfillment of The Regents' tax liability in any particular country will be credited against earned royalties or fees due The Regents for that country.

     4.5 If at any time legal restrictions prevent the prompt remittance of royalties by Licensee from any country where a Licensed Product is sold, then Licensee shall convert the amount owed to The Regents into U.S. funds and shall pay The Regents directly from its U.S. source of funds for as long as the legal restrictions apply.

     4.6 If any patent or patent claim within Regents' Patent Rights is held invalid in a final decision by a court of competent jurisdiction and last resort and from which no appeal has or can be



*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

taken, then all obligation to pay royalties based on that patent or claim or any claim patentably indistinct therefrom will cease as of the date of final decision. Licensee will not, however, be relieved from paying any royalties that accrued before the final decision or that are based on another patent or claim not involved in the final decision.

     4.7 No royalties may be collected or paid on Licensed Product sold to the account of the U.S. Government, or any agency thereof, as provided for in the license to the Government.

     4.8 In the event payments, rebillings or fees are not received by The Regents when due, Licensee shall pay to The Regents interest charges at a rate of [*** Redacted] percent ([*** Redacted]%) per annum. Interest is calculated from the date payment was due until actually received by The Regents.

5.  LICENSE ISSUE FEE

          Licensee shall pay to The Regents a license issue fee of [*** Redacted] ([*** Redacted]) within thirty (30) days after the Effective Date. Licensee shall, as a one-time payment, pay The Regents an additional [*** Redacted] ([*** Redacted]) within [*** Redacted]. These fees are non-refundable, non-cancelable and are not an advance against royalties.

6.  EARNED ROYALTIES AND MINIMUM ANNUAL ROYALTIES

     6.1 Licensee shall also pay to The Regents an earned royalty of [*** Redacted] percent ([*** Redacted]%) of the Net Sales of Licensed Product or Licensed Method.

     6.2 In the event that Licensee must pay additional royalties on the sale of a Licensed Product or Licensed Method to one or more independent, unaffiliated third parties (who have patent rights that are required to make or sell the Licensed Product or Licensed Method), and the sum of royalties to be paid by Licensee (prior to any reductions) to all such third parties (such royalty for each individual third party, a "Third Party Royalty" and the sum, the "Total Royalties") would exceed [*** Redacted] percent ([*** Redacted]%), then The Regents will agree to reduce the royalties due on that Licensed Product or Licensed Method by multiplying with the ratio [*** Redacted], where X is the percentage value of the Total Royalties; provided that each such third party also agrees to a reduction of its royalty rate to an amount equal to or less than Y, where Y is equal to the corresponding Third Party Royalty multiplied with the ratio [*** Redacted]. If any such third party does not reduce its royalty rate to at least Y, then The Regents shall reduce its royalty rate by a percentage equal to the minimum reduction

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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(percentage wise) agreed to by such third parties. However, in no case shall royalties due The Regents according to Paragraph 6.1 be reduced to less than [*** Redacted] percent ([*** Redacted]%).

     For example: If Licensee licenses intellectual property rights from two other entities E1 and E2 for use in Licensed Products, at the respective royalty rates of [*** Redacted]% and [*** Redacted]%, the total royalties before a proportionate reduction is equal to [*** Redacted]. The Regents will then agree to reduce its royalty rate at a ratio of [*** Redacted], i.e. to [*** Redacted]%, if the other licensing entities E1 and E2 agree to reduce their royalty rate to [*** Redacted]% or below.

Licensing entity       Initial royalty rate      ratio      Reduced royalty rate
The Regents            [*** Redacted]%       [*** Redacted] [*** Redacted]%

E1                     [*** Redacted]%       [*** Redacted] [*** Redacted]%

E2                     [*** Redacted]%       [*** Redacted] [*** Redacted]%

Total:                 [*** Redacted]%       [*** Redacted] [*** Redacted]%

     6.3 To implement a reduction in royalties due under Paragraph 6.2, Licensee will provide written evidence of license agreements with third parties that include the third parties' agreement to a reduction in royalties due to them sufficient under Paragraph 6.2. Licensee shall provide written evidence of payments made to such third parties under such license agreements.

     6.4  Licensee shall pay to The Regents a minimum annual royalty as follows:

     -    [*** Redacted] dollars ([*** Redacted]) in [*** Redacted];

     -    [*** Redacted] dollars ([*** Redacted]) in [*** Redacted];

     -    [*** Redacted] dollars ([*** Redacted]) in [*** Redacted];

     -    [*** Redacted] dollars ([*** Redacted]) in [*** Redacted];

     -    [*** Redacted] dollars ([*** Redacted]) in [*** Redacted];

     -    [*** Redacted] dollars ([*** Redacted]) in [*** Redacted];

     - and beginning in [*** Redacted] and for the remaining life of Regents' Patent Rights, Licensee shall pay to The Regents a minimum annual royalty of [*** Redacted] dollars ([*** Redacted]).

     The minimum annual royalty will be paid to The Regents by [*** Redacted] of each year and will be credited against the earned royalty due for the calendar year in which the minimum payment was made.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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     6.5  In no event shall more than one royalty be payable hereunder with respect to any particular Licensed Product unit or practice of Licensed Method. No royalty shall be payable under this Agreement with respect to sales of Licensed Products among Licensee, its Affiliates or sublicensees for resale; nor shall a royalty be payable hereunder with respect to the practice of Licensed Methods or the sale or provision of Licensed Products as samples, for research and development efforts by or for Licensee, or transactions that are not a full commercial sale (i.e. for transactions that are at fully burdened cost or for which there is no profit).

     6.6 The amounts payable under this Agreement are based on the parties' understanding that The Regents owns or controls sufficient right, title and interest in each of the patent rights listed in the table of Section 1.5 to grant Licensee an exclusive license thereunder apart from the license to the government hereunder. In the event The Regents breaches this Section 6.6 (i.e. it does not have such ownership or control), then the parties shall negotiate in good faith to appropriately reduce the amounts payable under this Agreement, in addition to any other remedies which may be available.

7.   DUE DILIGENCE

     7.1 Licensee, upon execution of this Agreement, shall diligently proceed with the development, manufacture and sale of Licensed Product and shall earnestly and diligently endeavor to market the same within a reasonable time after execution of this Agreement and in quantities sufficient to meet market demands, each to the extent commercially sound and technically viable.

     7.2 Licensee shall endeavor to obtain all necessary governmental approvals for the manufacture, use and sale of Licensed Product.

     7.3  Licensee shall:

          7.3.1 Employ [*** Redacted] ([*** Redacted]) [*** Redacted] (or the equivalent if employees' time is devoted to multiple projects) to work solely on Invention by [*** Redacted];

          7.3.2 Employ [*** Redacted] ([*** Redacted]) [*** Redacted] (or the equivalent if employees' time is devoted to multiple projects) to work solely on Invention by [*** Redacted];

          7.3.3 use commercially reasonable efforts to achieve a first commercial sale of a Licensed Product or Licensed Method by [*** Redacted];

          7.3.4 reasonably fill the market demand for Licensee's Licensed Products following commencement of marketing and at any time during the exclusive period of this Agreement, to the extent commercially sound and technically viable;

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

          7.3.5 spend at least [*** Redacted] dollars ($[*** Redacted]) on development of Licensed Product or Licensed Method by December 31, 2003;

          7.3.6 spend at least [*** Redacted] dollars ($[*** Redacted]) annually on development of Licensed Product or Licensed Method starting in 2004, until the first commercial sale of a Licensed Product or Licensed Method.

     It is understood that "working solely on" the Invention and "developing" Licensed Products or Licensed Methods shall include working on, developing or acquiring technology reasonably necessary for the commercial and/or technical viability of the Regent's Patent Rights or any Licensed Product or Licensed Method (e.g. interface, electronic packaging, device integration, materials and/or fabrication technologies).

     7.4 If Licensee is unable to perform Sections 7.1, 7.2 or 7.3, then The Regents has the right to reduce Licensee's exclusive license to a nonexclusive license (in the event Licensee is unable to perform Sections 7.3.1, 7.3.2, 7.3.5, 7.3.6, The Regents may, at its option, terminate the license under
Section 11 or render the license non-exclusive) upon written notice; provided in each case, that The Regents' has notified Licensee of its breach of such Sections, and has negotiated in good faith with Licensee with respect to a mutually acceptable plan to remedy such breach, and Licensee then fails to perform such mutually acceptable plan. If the parties cannot reach agreement on a mutually acceptable plan, the mutually acceptable plan shall be for Licensee to thereafter: (a) continue to be subject to all of its diligence requirements, and (b) spend an extra [*** Redacted] percent ([*** Redacted]%) of the amounts it is obligated to spend over the same period under Sections 7.3.5 and 7.3.6. Licensee's compliance with the mutually acceptable plan shall be subject, as a minimum, to Regents' verification [*** Redacted] ([*** Redacted]) [*** Redacted] thereafter of Licensee's progress. This right, if exercised by The Regents, supersedes the rights granted in Article 2 (Life of Patent Exclusive Grant).

8.   PROGRESS AND ROYALTY REPORTS

     8.1 Beginning September 30, 2003, and semi-annually thereafter, Licensee shall submit to The Regents a written progress report covering Licensee's (and any Affiliate's or sublicensee's) activities related to the development and testing of Licensed Products and the obtaining of the governmental approvals necessary for marketing. Progress reports are required until the first commercial sale of a Licensed Product occurs in the U.S. and shall be again required if commercial sales of all Licensed Products are suspended or discontinued. All reports under this Article 7 shall be deemed the Confidential Information of Licensee pursuant to the terms of Article 28 (Secrecy).




*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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     8.2  Progress reports submitted under Paragraph 8.1 shall include, but are not limited to, the following topics:

          8.2.1 a statement specifically addressing each diligence requirement of Article 7 (DUE DILIGENCE),

          8.2.2  summary of work completed,

          8.2.3  key scientific discoveries;

          8.2.4  summary of work in progress,

          8.2.5  current schedule of anticipated events or milestones,

          8.2.6  market plans for introduction of Licensed Product, and

          8.2.7 a summary of resources (dollar value) spent in the reporting period.

     8.3 Licensee has a continuing responsibility to keep The Regents informed of the large or small business entity status (as defined by the U.S. Patent and Trademark Office) of itself and its sublicensees and Affiliates.

     8.4 Licensee shall report to The Regents in its immediately subsequent progress and royalty report the date of first commercial sale of a Licensed Product in each country.

     8.5 After the first commercial sale of a Licensed Product anywhere in the world, Licensee shall make quarterly royalty reports to The Regents on or before each February 28 (for the quarter ending December 31) May 31 (for the quarter ending March 31), August 31 (for the quarter ending June 30) and November 30 (for the quarter ending September 30) of each year. Each royalty report will cover Licensee's most recently completed calendar quarter and will show:

     8.5.1 the gross sales and Net Sales of Licensed Product sold during the most recently completed calendar quarter;

     8.5.2  the number of each type of Licensed Product sold;

     8.5.3 the royalties, in U.S. dollars, payable with respect to sales of Licensed Product;

     8.5.4  the method used to calculate the royalty;

     8.5.5  the exchange rates used;

     8.5.6 a justification in writing for the values of A and B along with the method of their calculation if combination products are sold and Licensee wishes to apply the [*** Redacted] as discussed in Paragraph 1.4 "Net Sales"; and

     8.5.7 written evidence of license agreements with third parties that include the third parties' agreement to a proportional reduction in royalties due, evidence of payments made to such third


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

parties under such license agreements, and the method of calculation of the reduced royalty rate if Licensee wishes to implement a reduction in royalties due under Paragraph 6.2.

     8.6 If no sales of Licensed Product have been made during any reporting period, then a statement to this effect is required.

9.   BOOKS AND RECORDS

     9.1 Licensee shall keep accurate books and records showing all Licensed Product manufactured, used and/or sold under the terms of this Agreement. Books and records must be preserved for at least five (5) years from the date of the royalty payment to which they pertain.

     9.2 Books and records pertaining to this Agreement must be open to inspection by representatives or agents of The Regents at reasonable times, no more than once in any twelve (12) month period and under reasonable conditions of confidentiality. The Regents shall bear the fees and expenses of examination but if it is discovered in any examination that Licensee has underpaid by more than [*** Redacted] percent ([*** Redacted]%) the royalties due for any year, then Licensee shall bear the fees and expenses of that examination.

10.  LIFE OF THE AGREEMENT

     10.1 Unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement, this Agreement will be in force from the Effective Date until the date of expiration of the last-to-expire patent licensed under this Agreement; or until the last patent application licensed under this Agreement is abandoned and no patent in Regents' Patent Rights ever issues.

     10.2 Any termination of this Agreement will not affect the rights and obligations set forth in the following Articles:

               Article 9           Books and Records

               Article 13          Disposition of Licensed Product on Hand Upon
                                   Termination

               Article 14          Use of Names and Trademarks

               Article 19          Indemnification

               Article 23          Failure to Perform

               Article 28          Secrecy



*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

11.  TERMINATION BY THE REGENTS

     If Licensee materially breaches this Agreement, then The Regents may give written notice of default ("Notice of Default") to Licensee. If Licensee fails to cure the breach within [*** Redacted] ([*** Redacted]) [*** Redacted] of the effective date of Notice of Default, then The Regents may terminate this Agreement and its licenses by a second written notice ("Notice of Termination"); provided that if Licensee in good faith disputes The Regents' right to terminate this Agreement during the foregoing [*** Redacted] ([*** Redacted]) [*** Redacted] period, then termination of this Agreement shall not become effective unless and until (i) the parties have met and attempted to resolve their dispute by good faith negotiations for at least a period of [*** Redacted] ([*** Redacted]) [*** Redacted] after the Notice of Termination (the "Resolution Period"), and are unable to do so, and (ii) in the event Licensee files a legal action prior to the end of the Resolution Period challenging such termination, unless and until it has been finally determined by a court of competent jurisdiction that The Regents has the right to terminate this Agreement due to a material breach by License, and Licensee fails to perform its obligations within [*** Redacted] ([*** Redacted]) [*** Redacted] after such determination. Such termination will not relieve Licensee of its obligation to pay any fees owing at the time of termination and will not impair any accrued right of The Regents. These notices are subject to Article 20 (Notices).

12.  TERMINATION BY LICENSEE

     12.1 Licensee has the right at any time to terminate this Agreement in whole or as to any portion of Regents' Patent Rights by giving notice in writing to The Regents. Such notice of termination will be subject to Article 20 (Notices) and termination of this Agreement will be effective [*** Redacted] ([*** Redacted]) [*** Redacted] from the effective date of such notice.

     12.2 Any termination under the above Paragraph 13.1 does not relieve Licensee of any obligation or liability accrued under this Agreement prior to termination or rescind any payment made to The Regents or anything done by Licensee prior to the time termination becomes effective. Termination does not affect in any manner any rights of The Regents arising under this Agreement prior to termination.

13.  DISPOSITION OF LICENSED PRODUCT ON HAND UPON TERMINATION

     Upon termination of this Agreement, Licensee is entitled to dispose of all previously made or partially made Licensed Product, but no more, within a period of [*** Redacted] ([*** Redacted]) [*** Redacted].



*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

provided that the sale of Licensed Product is subject to the terms of this Agreement, including, but not limited to, the rendering of reports and payment of royalties required under this Agreement.

14.  USE OF NAMES AND TRADEMARKS

     14.1 Nothing contained in this Agreement confers any right to use in advertising, publicity or other promotional activities any name, trade name, trademark or other designation of either party hereto (including contraction, abbreviation or simulation of any of the foregoing). Unless required by law, the use by Licensee of the name "The Regents of the University of California" or the name of any campus of the University of California is prohibited.

     14.2 The Regents is free to release to the inventors and senior administrators employed by The Regents the terms and conditions of this Agreement. If such release is made, then The Regents shall give notice of the confidential nature and shall request that the recipient does not disclose such terms and conditions to others. If a third party inquires whether a license to Regents' Patent Rights is available, then The Regents may disclose the existence of this Agreement and the extent of the grant in Article 2 (Life of Patent Exclusive Grant) to such third party, but will not disclose the name of Licensee or any other terms or conditions of this Agreement, except where The Regents is required to release information under either the California Public Records Act, a governmental audit requirement or other applicable law. Licensee may disclose this Agreement to its advisors, actual or potential investors or business or acquisition partners, and others on a need-to-know basis under reasonable conditions of confidentiality.

15.  LIMITED WARRANTY

     15.1 The Regents warrants to Licensee that it has the lawful right to grant this license.

     15.2 This license and the associated Invention are provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. THE REGENTS MAKES NO REPRESENTATION OR WARRANTY THAT LICENSED PRODUCT OR LICENSED METHOD WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT.

     15.3 IN NO EVENT SHALL THE REGENTS OR LICENSEE BE LIABLE FOR ANY INCIDENTAL, SPECIAL, INDIRECT, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS OR REVENUES) RESULTING FROM EXERCISE OF THIS LICENSE OR THE USE OF THE INVENTION OR LICENSED PRODUCT OR

OTHERWISE FROM THIS AGREEMENT, WHETHER IN CONTRACT, WARRANTY, TORT, STRICT LIABILITY OR OTHERWISE, EXCEPT TO THE EXTENT LICENSEE MAY BE REQUIRED TO INDEMNIFY THE REGENTS FROM SUCH DAMAGES CLAIMED BY THIRD PARTIES UNDER ARTICLE 19, AND EXCEPT FOR AN INTENTIONAL BREACH OF ARTICLE 28.

     15.4  This Agreement does not:

           15.4.1 express or imply a warranty or representation as to the validity or scope of any of Regents' Patent Rights;

           15.4.2 express or imply a warranty or representation that anything made, used, sold, offered for sale or imported or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents of third parties;

           15.4.3 obligate The Regents to bring or prosecute actions or suits against third parties for patent infringement except as provided in Article 18 (Patent Infringement);

           15.4.4 confer by implication, estoppel or otherwise any license or rights under any patents of The Regents other than Regents' Patent Rights as defined in this Agreement, regardless of whether those patents are dominant or subordinate to Regents' Patent Rights; or

           15.4.5 obligate The Regents to furnish any know-how not provided in Regents' Patent Rights.

16.  PATENT PROSECUTION AND MAINTENANCE

     16.1  As long as Licensee has paid patent costs as provided for in this
Article 17 (Patent Prosecution and Maintenance), The Regents shall diligently endeavor to prosecute and maintain the U.S. and foreign patents comprising Regents' Patent Rights using counsel of its choice, and The Regents shall provide Licensee in advance (sufficient to provide Licensee with a reasonable opportunity to review and comment prior to submission thereof) with drafts and copies of all relevant documentation so that Licensee may be informed of the continuing prosecution, and Licensee agrees to keep the documentation confidential pursuant to Article 28 (Secrecy). The Regents' counsel will take instructions only from The Regents, and all patents and patent applications under this Agreement will be assigned solely to The Regents.

     16.2 The Regents shall use reasonable efforts to include, or amend to include, in any patent application claims reasonably requested by Licensee to protect the products contemplated to be sold under this Agreement, and to otherwise reasonably consider any comments with respect to the prosecution of Regents' Patent Rights provided by Licensee.

     16.3 Licensee shall bear the out-of-pocket costs of preparing, filing, prosecuting and maintaining all U.S. and foreign patent applications within Regents' Patent Rights contemplated by this Agreement. Costs billed by The Regents' counsel will be rebilled to Licensee and are due within thirty (30) days of rebilling by The Regents. These costs include patent prosecution costs for the Invention incurred by The Regents prior to the execution of this Agreement and any patent prosecution costs that may be incurred for patentability opinions, re-examination, re-issue, interferences or inventorship determinations. Prior prosecution costs will be due upon execution of this Agreement and billing by The Regents. The Regents acknowledge that certain prosecution costs have already been paid by Licensee pursuant to the parties' Letter of Intent, dated September 13, 2001.

     16.4 Licensee may request The Regents to obtain patent protection on the Invention in foreign countries if available and if it so desires. Licensee shall notify The Regents of its decision to obtain or maintain foreign patents not less than [*** Redacted] ([*** Redacted]) [*** Redacted] prior to the deadline for any payment, filing or action to be taken in connection therewith. This notice concerning foreign filing must be in writing, must identify the countries desired and must reaffirm Licensee's obligation to underwrite the costs thereof. The absence of such a notice from Licensee to The Regents will be considered an election not to obtain or maintain foreign rights.

     16.5 Licensee's obligation to underwrite and to pay patent prosecution costs will continue for so long as this Agreement remains in effect, but Licensee may terminate its obligations with respect to any given patent application or patent upon [*** Redacted] ([*** Redacted]) [*** Redacted] written notice to The Regents. The Regents will use its best efforts to curtail patent costs when a notice of termination is received from Licensee. The Regents may prosecute and maintain such application(s) or patent(s) at its sole discretion and expense, but Licensee will have no further right or licenses thereunder. Nonpayment of patent costs may be deemed by The Regents as an election by Licensee not to maintain application(s) or patent(s); provided that The Regents' notify Licensee of such nonpayment and its intent to deem Licensee to have made such election, and Licensee does not make the required payment within [*** Redacted] ([*** Redacted]) [*** Redacted] thereafter.


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     16.6 The Regents may file, prosecute or maintain patent applications at its own expense in any country in which Licensee has not elected to file, prosecute or maintain patent applications in accordance with this Article 16 (Patent Prosecution and Maintenance) and those applications and resultant patents will not be subject to this Agreement.

17.  PATENT MARKING

     Licensee shall mark all Licensed Product made, used or sold under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws.

18.  PATENT INFRINGEMENT

     18.1 If Licensee learns of the substantial infringement of any patent licensed under this Agreement, then Licensee shall call The Regents' attention thereto in writing and provide The Regents with reasonable evidence of infringement of which Licensee is aware. Neither party will notify a third party of the infringement of any of Regents' Patent Rights without first obtaining consent of the other party, which consent will not be unreasonably denied. Both parties shall use their best efforts in cooperation with each other to terminate infringement without litigation. It is understood that nothing in this Article 18 shall obligate the Licensee to sublicense any third party.

     18.2 Licensee may request that The Regents take legal action against the infringement of Regents' Patent Rights. Such request must be in writing and must include reasonable evidence of infringement and damages to Licensee. If the infringing activity has not abated within [*** Redacted] ([*** Redacted]) [*** Redacted] following the effective date of request, then The Regents has the right to:

           18.2.1 commence suit on its own account; or

           18.2.2 refuse to participate in the suit, and

     The Regents shall give notice of its election in writing to Licensee by the end of the [*** Redacted] ([*** Redacted]) [*** Redacted] after receiving notice of written request from Licensee. Licensee may thereafter bring suit for patent infringement, at its own expense, if and only if The Regents elects not to commence suit, or does not respond to Licensee within such [*** Redacted] period, and if the infringement occurred during the period and in a jurisdiction and field of use where Licensee had exclusive rights under this Agreement apart from the license to the government hereunder. If, however, Licensee elects to bring suit in accordance with this Paragraph 19.2, then The Regents may thereafter join that suit at its own expense. Licensee agrees not to bring suit for patent infringement without following the procedures of this Paragraph, and both parties agree to be bound by an order




*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

of a court for patent infringement, patent infringement issues and patent infringement defenses raised through the pendency of such a suit under this Paragraph 19.2.

     18.3 Legal action, as is decided on, will be at the expense of the party bringing suit and all damages recovered thereby will belong to the party bringing suit, but legal action brought jointly by The Regents and Licensee and fully participated in by both will be at the joint expense of the parties and all recoveries will be shared jointly by them in proportion to the share of expense paid by each party. If The Regents brings suit solely in their own name without participation by Licensee, then Licensee shall have the option, up to [*** Redacted] ([*** Redacted]) [*** Redacted] after the filing of the suit, to pay [*** Redacted] ([*** Redacted]) of The Regents' attorneys fees and all costs, including internal costs, directly related to the suit and share equally with The Regents' in The Regents' recoveries attributable to a period and jurisdiction in which Licensee's rights are exclusive. The Regents shall keep Licensee informed of its internal costs directly related to the suit and its accounting thereof from time to time as requested by Licensee.

      18.4 Each party shall cooperate with the other (including participate, but only to the extent necessary) in litigation proceedings instituted hereunder at the expense of the party bringing suit. Litigation will be controlled by the party bringing the suit, except that The Regents may be represented by counsel of its choice in any suit brought by Licensee.

19.   INDEMNIFICATION

      19.1 Licensee shall indemnify, hold harmless and defend The Regents, its officers, employees and agents, the sponsors of the research that led to the Invention, in their role as sponsors, and the inventors of the patents and patent applications in Regents' Patent Rights and their employers, in their role as investors and employers thereof, against any and all third party claims, suits, losses, liabilities, damages, costs, fees and expenses ("Claims") resulting from or arising out of exercise of this license or any sublicense, except to the extent resulting solely from willful misconduct or a breach of this Agreement by The Regents; provided that Licensee is promptly notified in writing of such Claims, has sole control of the defense and settlement thereof, and obtains full cooperation and information from the indemnitee. Licensee shall have no obligation for fees, costs or expenses incurred without Licensee's prior written consent, not unreasonably withheld. It is understood that only The Regents may claim indemnity under Article 19 (on its own behalf or on behalf of the other above listed indemnitees), and other above listed indemnitees may not directly


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

claim indemnity hereunder. This indemnification includes, but is not limited to, any product liability.

     19.2 Licensee, at its sole cost and expense, shall insure its activities in connection with the work under this Agreement and obtain, keep in force and maintain insurance as follows or an equivalent program of self-insurance.

     19.3 Comprehensive or commercial form general liability insurance (contractual liability included ) with limits as follows:

                         -    Each Occurrence $[*** Redacted]

                         -    Products/Completed Operations Aggregate $[***
                              Redacted]

                         -    Personal and Advertising Injury $[*** Redacted]

                         - General Aggregate (commercial form only) $[*** Redacted]

     The coverage and limits referred to under the above do not in any way limit the liability of Licensee. Licensee shall furnish The Regents with certificates of insurance showing compliance with all requirements. Certificates must:

                         - Provide for thirty (30) days' advance written notice to The Regents of any modification.

                         - Indicate that The Regents has been endorsed as an additional Insured under the coverage referred to under the above.

                         - Include a provision that the coverage will be primary and will not participate with nor will be excess over any valid and collectable insurance or program of self-insurance carried or maintained by The Regents.

     19.4 The Regents shall notify Licensee in writing of any claim or suit brought against The Regents in respect of which The Regents intends to invoke the provisions of this Article 19 (Indemnification). Licensee shall keep The Regents informed on a current basis of its defense of any claims under this
Article 20 (Indemnification).

20.  NOTICES

     20.1 Any notice or payment required to be given to either party shall be deemed to have been properly given and to be effective as of the date specified below if delivered to the respective address given below or to another address as designated by written notice given to the other party:

     20.1.1    on the date of delivery if delivered in person;


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     20.1.2 on the date of mailing if mailed by first-class certified mail, postage paid; or

     20.1.3 on the date of mailing if mailed by any global express carrier service that requires recipient to sign the documents demonstrating the delivery of such notice or payment.


     In the case of Licensee:        Nanosys, Inc.
                                     2625 Hanover St.
                                     Palo Alto, CA 94304
                                     Attention: President

     with a copy to:                 Wilson, Sonsini, Goodrich & Rosati
                                     650 Page Mill Road
                                     Palo Alto, California 94304
                                     Attention: Michael J. O'Donnell, Esq.

     In the case of The Regents:     The Regents of the University of California
                                     Office of Technology Transfer
                                     1111 Franklin Street, 5th Floor
                                     Oakland, CA 94607-5200
                                     Attention:   Executive Director
                                                  Research Administration and
                                                  Technology Transfer
                                     RE:   UC Case No. [*** Redacted]

21.  ASSIGNABILITY

     This Agreement may be assigned by The Regents, but is personal to Licensee and assignable by Licensee only with the written consent of The Regents, which consent will not be unreasonably withheld; provided, however, that Licensee shall be entitled to assign this Agreement and all rights hereunder, upon notice but without the consent of The Regents, in connection with a merger, consolidation, sale or transfer of all or substantially all of the Licensee's assets or business pertaining hereto, or its equity.




*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

22.  NO WAIVER

     No waiver by either party of any default of this Agreement may be deemed a waiver of any subsequent or similar default. A suspension of duty under this Agreement due to force majeure shall not be for a period longer than one (1) year.

23.  FAILURE TO PERFORM

     If either party finds it necessary to undertake legal action against the other on account of failure of performance due under this Agreement, then the prevailing party is entitled to reasonable attorney's fees in addition to costs and necessary disbursements.

24.  GOVERNING LAWS

     THIS AGREEMENT WILL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICT OF LAWS OR TO WHICH PARTY DRAFTED PARTICULAR PROVISIONS OF THIS AGREEMENT, but the scope and validity of any patent or patent application will be governed by the applicable laws of the country of the patent or patent application. Disputes between the parties regarding this Agreement will utilize only trial courts within California for disputes that go to court.

25.  PREFERENCE FOR U.S. INDUSTRY

     Because this Agreement grants the exclusive right to use or sell the Invention in the U.S., Licensee agrees that any products sold in the U.S. embodying this Invention or produced through the use thereof will be manufactured substantially in the U.S., to the extent required by law.

26.  GOVERNMENT APPROVAL OR REGISTRATION

     Licensee shall notify The Regents if it becomes aware that this Agreement is subject to any U.S. or foreign government reporting or approval requirement. Licensee shall make all necessary filings and pay all costs including fees, penalties and all other out-of-pocket costs associated with such reporting or approval process.

27.  EXPORT CONTROL LAWS

     Licensee shall observe all applicable U.S. and foreign laws with respect to the transfer of Licensed Product and related technical data to foreign countries, including, without limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulations.

28.  SECRECY

     28.1 With regard to confidential information, which can be oral or written or both, received hereunder by either party from the other party, which are marked "Confidential" if disclosed in written or other tangible form, or designated as confidential at the time of first disclosure and confirmed in a written notice provided within [*** Redacted] ([*** Redacted]) [*** Redacted] thereafter, if disclosed orally (the "Confidential Information"), each party agrees:

          28.1.1 not to use the Confidential Information of the other party except for the sole purpose of performing or exercising rights under the terms of this Agreement;

          28.1.2 to safeguard the Confidential Information of the other party against disclosure to others with the same degree of care as it exercises with its own data of a similar nature, but in no event less than reasonable care;

          28.1.3 not to disclose the Confidential Information of the other party to third parties (except to its employees, agents or consultants who are bound by a like obligation of confidentiality) without the express written permission of the other party

28.2 Notwithstanding the foregoing, Confidential Information shall not include any information that the receiving party can demonstrate:

          28.2.1  was previously known to it;

          28.2.2 is now or becomes in the future, public knowledge other than through acts or omissions of the receiving party; or

          28.2.3 is lawfully obtained by the receiving party from sources independent of the other party, and without restrictions on its use;

          28.2.4 was independently developed by the receiving party, without use of or reference to the Confidential Information of the other party; or

          28.2.5 is required to be disclosed by law; provided that the receiving party promptly notifies the disclosing party and removes the actual trade secrets of the disclosing party upon request.

28.3 The secrecy obligations of Licensee and The Regents with respect to the Confidential Information will continue for a period ending [*** Redacted] ([*** Redacted]) [*** Redacted] from the termination date of this Agreement.


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

29.  MISCELLANEOUS

     29.1 The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     29.2 This Agreement is not binding on the parties until it has been signed below on behalf of each party. It is then effective as of the Effective Date.

     29.3 No amendment or modification of this Agreement is valid or binding on the parties unless made in writing and signed on behalf of each party.

     29.4 This Agreement embodies the entire understanding of the parties and supersedes all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof. The Letter of Intent (UC Control No. [*** Redacted]) dated September 13, 2001 and its extension and the Secrecy Agreement (UC Control No. [*** Redacted]) effective February 8, 2002 are hereby terminated.

     29.5 In case any of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, that invalidity, illegality or unenforceability will not affect any other provisions of this Agreement and this Agreement will be construed as if the invalid, illegal or unenforceable provisions had never been contained in it.

     29.6 None of the provisions of this Agreement is intended to create any form of joint venture between the parties, rights in third parties or rights that are enforceable by any third party.

     IN WITNESS WHEREOF, both The Regents and Licensee have executed this Agreement, in duplicate originals, by their respective and duly authorized officers on the day and year written.


NANOSYS, INC.                           THE REGENTS OF THE UNIVERSITY OF
                                        CALIFORNIA


By: /s/ Lawrence A. Bock                By: /s/ [*** Redacted]
    ---------------------------------       -----------------------------------
              (Signature)                              (Signature)

Name: Lawrence A. Bock                  Name: [*** Redacted]
      -------------------------------
             (Please Print)

Title: PRESIDENT AND CEO                Title: [*** Redacted]
       ------------------------------

Date: 06-10-02                          Dated: June 17, 2002
      -------------------------------          --------------------------------

Approved as to legal form: /s/ Sandra S. Schultz        6/29/02
                           ------------------------  -------------
                           Sandra S. Schultz         Date
                           University Counsel
                           Office of General Counsel

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.